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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                   FOR REGISTRATION OF SECURITIES PURSUANT TO
    SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 28, 1998

                                 COMBANC, INC.
                   (SUCCESSOR ISSUER TO THE COMMERCIAL BANK)
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                                      34-1853493
                                                      ----------
 (Commission File Number)                 (I.R.S. Employer Identification No.)

                   230 E. SECOND STREET, DELPHOS, OHIO 45833
          (Address of principal executive offices, including Zip Code)

                                 (419) 695-1055
              (Registrant's telephone number, including Area Code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENT

     On April 13, 1998, shareholders of The Commercial Bank (the "Bank") approved a Merger Agreement ("Agreement") pursuant to which ComBanc,Inc. (the "Company") acquired all of the outstanding stock of the Bank as a result of the exchange of shares between the shareholders of the Bank and the Company. After the share exchange which became effective on August 31, 1998, the Bank survived as a wholly-owned subsidiary of the Company and continues its operations as The Commercial Bank. Under the terms of the Agreement, each one of the existing outstanding shares of the Bank's common stock was exchanged for two of the Company's common shares so that each existing shareholder of the Bank became a shareholder of the Company, owning the same number and percentage of shares in the Company as the Bank. The shares of the Company issued in connection with the transaction were not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Act.

     As a result of the transaction described above, the Company is the successor issuer to the Bank pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Bank is subject to the informational requirements of the Exchange Act and in accordance with
Section 12(I) thereof has timely filed reports and other information with the Board of Governors of the Federal Reserve System ("FRS"). Such reports and other information filed by the Bank with the FRS may be examined without charge at, or copies obtained upon payment of prescribed fees from, the Securities Disclosure Division, Board of Governors of the Federal Reserve System, Stop 153A, Washington, D.C. 20551.

     This Form 8-K is being filed by the Company as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the Securities and Exchange Commission.

                                        SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company, as registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COMBANC, INC.

Dated: September 28, 1998                By:   /s/ Paul G. Wreede
      -------------------                     ---------------------------
                                                Paul G. Wreede, President